Restricted net assets (Details Textual) ¥ in Millions	12 Months Ended
Dec. 31, 2018 CNY (¥)
Restricted net assets	The appropriation to the general reserve fund must be at least 10% of the net income based on PRC accounting standards until such appropriations for the fund reach 50% of the registered capital of the entity. Appropriations to the enterprise expansion fund and staff bonus and welfare fund are made at the discretion of the respective entity.The appropriation to the statutory surplus fund must be at least 10% of the net income based on PRC accounting standards until such appropriations for the fund reached 50% of the registered capital of the entity. Appropriation to the discretionary surplus fund is made at the discretion of the respective entity. In addition, registered capital is also restricted from withdrawal in the PRC.
Company's subsidiaries, VIEs and subsidiaries of VIEs [Member]
Registered capital and reserve funds	¥ 24,120